UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

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PLx Pharma Winddown Corp.

(Exact name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-36351 (Commission File Number)	46-4995704 (IRS Employer Identification No.)

8 The Green, Suite 11895 Dover, Delaware (Address of Principal Executive Offices)		19901 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 381-7408

9 Fishers Lane, Suite E, Sparta, New Jersey 07871

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PLXPQ	N/A*

*On April 13, 2023, our Common Stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “PLXPQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 13, 2023, PLx Pharma Winddown Corp. (formerly known as PLx Pharma Inc.) (the “Company”) and its wholly-owned subsidiary, PLx Opco Winddown Corp., filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware. The Chapter 11 proceedings are being jointly administered under the caption In re PLx Pharma Winddown Corp., et al., Case No. 23-10456 (the “Chapter 11 Cases”).

In connection with the Chapter 11 Cases, on June 30, 2023, the Company terminated the employment of Natasha Giordano, President and Chief Executive Officer, and of Rita O’Connor, Chief Financial Officer and Head of Manufacturing and Supply Chain. Effective as of July 1, 2023, Ms. O’Connor entered into a consulting arrangement with the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2023, the Board of Directors of the Company approved, and adopted effective as of such date, an amendment (the “Amendment”) to its Amended and Restated Bylaws (the “Bylaws”). The Amendment amends Article 6 of the Bylaws to clarify the requirements regarding officers of the Company and to make certain other clarifying changes.

The foregoing summary is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLx Pharma Winddown Corp.

Date: July 7, 2023	By:	/s/ John Halloran
John Halloran
Deputy Chief Restructuring Officer

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